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                                                                   EXHIBIT 10.1

                                 THOMAS & BETTS
                            PENSION RESTORATION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2000)

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                                TABLE OF CONTENTS
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                                                                                 PAGE
ARTICLE I                  DEFINITIONS.............................................1

       Section 1.1     Applicable Code Limits......................................2
       Section 1.2     Beneficiary.................................................2
       Section 1.3     Board.......................................................2
       Section 1.4     Code........................................................2
       Section 1.5     Committee...................................................2
       Section 1.6     Company.....................................................2
       Section 1.7     Compensation................................................2
       Section 1.8     Eligible Employee...........................................2
       Section 1.9     Employer....................................................2
       Section 1.10    Normal Annuity Option.......................................2
       Section 1.11    Normal Retirement Date......................................3
       Section 1.12    Participant.................................................3
       Section 1.13    Pension Plan................................................3
       Section 1.14    Pension Restoration Benefit.................................3
       Section 1.15    Plan........................................................3
       Section 1.16    Plan Year...................................................3
       Section 1.17    SEIP........................................................3
       Section 1.18    Surviving Spouse Benefit....................................3
       Section 1.19    Gender and Number...........................................3

ARTICLE II                 PARTICIPATION...........................................3
       Section 2.1     Participation...............................................3
       Section 2.2     Former Employees............................................4

ARTICLE III                PENSION RESTORATION BENEFIT.............................4
       Section 3.1     Amount of Benefit...........................................4
       Section 3.2     Form and Time of Payment of Pension Restoration Benefit.....4
       Section 3.3     Payment of Small Benefits...................................5
       Section 3.4     Nonduplication of Benefits..................................5

ARTICLE IV                 SURVIVING SPOUSE BENEFIT................................5
       Section 4.1     Amount of Benefit...........................................5
       Section 4.2     Form and Time of Payment of Surviving Spouse Benefit........6
       Section 4.3     Payment of Small Benefits...................................6
       Section 4.4     Nonduplication of Benefits..................................7

ARTICLE V                  OTHER BENEFIT PROVISIONS................................7
       Section 5.1     Vesting; Termination of Employment..........................7
       Section 5.2     Payment to Guardian.........................................7
       Section 5.3     Withholding; Payroll Taxes..................................8
       Section 5.4     Domestic Relations Orders...................................8

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                                TABLE OF CONTENTS
                                  (continued)
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
                                                                                 PAGE
       Section 5.5     Nonalienation of Benefits...................................8

ARTICLE VI                 SOURCE OF FUNDS.........................................8
       Section 6.1     Source of Funds.............................................8

ARTICLE VII                ADMINISTRATION..........................................9
       Section 7.1     The Committee...............................................9
       Section 7.2     Records and Reports.........................................9
       Section 7.3     Payment of Expenses.........................................9
       Section 7.4     Indemnification for Liability...............................9
       Section 7.5     Claims Procedure...........................................10

ARTICLE VIII               AMENDMENT AND TERMINATION..............................12
       Section 8.1     Amendment..................................................12
       Section 8.2     Termination................................................12
       Section 8.3     Limitations................................................12

ARTICLE IX                 MISCELLANEOUS PROVISIONS...............................12
       Section 9.1     No Contract of Employment..................................12
       Section 9.2     Applicable Law.............................................12
       Section 9.3     Headings...................................................12
       Section 9.4     Entire Agreement...........................................13
       Section 9.5     Successors.................................................13

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                                 THOMAS & BETTS
                            PENSION RESTORATION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2000)


     WHEREAS, Thomas & Betts Corporation (the "Company") established the Thomas & Betts Pension Restoration Plan (the "Plan") effective January 1, 1995 in order to provide certain employees with benefits which they would otherwise lose under The Thomas & Betts Pension Plan (the "Pension Plan") as a result of (i) certain Internal Revenue Code limitations on benefits which may be provided under the Pension Plan or (ii) elective deferrals of compensation under The Thomas & Betts Supplemental Executive Investment Plan (the "SEIP");

     WHEREAS, the Company intends that the Plan be unfunded and be maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended; and

     WHEREAS, the Company wishes to amend the Plan to permit benefits, the present value of which exceeds $25,000, to be paid in a lump sum at the sole discretion of the Retirement Plans Committee;

     NOW, THEREFORE, effective December 31, 2000, the Company hereby amends and restates the Thomas & Betts Pension Restoration Plan as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following words and phrases, as used herein, shall have the following meanings unless the context clearly indicates otherwise:


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     Section 1.1 APPLICABLE CODE LIMITS: The limitations on benefits contained in Section 401(a)(17) and Section 415 of the Code, including any amendments or modifications of such provisions or any successor provisions of the Code.

     Section 1.2 BENEFICIARY: The person or persons designated (or deemed to be designated) by a Participant or Beneficiary to receive benefits under the Pension Plan payable upon the death of the Participant or Beneficiary, respectively, as provided under the Pension Plan.

     Section 1.3 BOARD: The Board of Directors of the Company.

     Section 1.4 CODE: The Internal Revenue Code of 1986, as amended.

     Section 1.5 COMMITTEE: The Retirement Plans Committee appointed by the
Board.

     Section 1.6 COMPANY: Thomas & Betts Corporation and its successors and assigns.

     Section 1.7 COMPENSATION: An Eligible Employee's compensation from the Employer which is taken into account for purposes of determining his accrued benefit under the Pension Plan.

     Section 1.8 ELIGIBLE EMPLOYEE: An individual employed by the Employer on or after January 1, 1995 (a) who is a participant in the Pension Plan, and (b) who is eligible to participate in the SEIP and/or whose benefit under the Pension Plan is reduced by the Applicable Code Limits.

     Section 1.9 EMPLOYER: The Company and any subsidiary of the Company which participates in the Pension Plan.

     Section 1.10 NORMAL ANNUITY OPTION: An annuity providing monthly payments to the Participant for his lifetime with a guaranteed minimum of 120 monthly payments, as defined in and administered under the Pension Plan.

                                      -2-

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     Section 1.11 NORMAL RETIREMENT DATE: The Participant's normal retirement date under the Pension Plan.

     Section 1.12 PARTICIPANT: An Eligible Employee who is accruing, or who has accrued, a Pension Restoration Benefit under the Plan.

     Section 1.13 PENSION PLAN: The Thomas & Betts Pension Plan, as amended from time to time.

     Section 1.14 PENSION RESTORATION BENEFIT: The supplemental retirement benefit described in Article III of the Plan.

     Section 1.15 PLAN: The Thomas & Betts Pension Restoration Plan, as set forth herein and as amended from time to time.

     Section 1.16 PLAN YEAR: A period of twelve consecutive months beginning on January 1 and ending on the following December 31.

     Section 1.17 SEIP: The Thomas & Betts Supplemental Executive Investment Plan, as it presently exists and as it may be amended from time to time.

     Section 1.18 SURVIVING SPOUSE BENEFIT: The supplemental pre-retirement survivor benefit described in Article IV of the Plan.

     Section 1.19 GENDER AND NUMBER: The masculine pronoun wherever used shall include the feminine and the singular may include the plural, and vice versa, as the context may require.

                                   ARTICLE II

                                  PARTICIPATION

     Section 2.1 PARTICIPATION. An Eligible Employee shall be a Participant if he is accruing, or has accrued, a benefit under the Pension Plan, and if the amount of such benefit is

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reduced by reason of the Applicable Code Limits and/or because he has elected to defer any of his Compensation under the SEIP.

     Section 2.2 FORMER EMPLOYEES. An individual shall not be an Eligible Employee or a Participant if his employment with the Employer terminated before January 1, 1995.

                                   ARTICLE III

                           PENSION RESTORATION BENEFIT

     Section 3.1 AMOUNT OF BENEFIT. The amount of the Pension Restoration Benefit payable under the Plan shall be equal to the monthly benefit which would be payable under the Pension Plan to or on behalf of a Participant if:

          (a) the Applicable Code Limits were inapplicable; and

          (b) the Participant had not elected to defer any of his Compensation under the SEIP, less the monthly benefit actually payable to or on behalf of the Participant under the Pension Plan.

     The amounts described in (a) and (b) above shall be expressed as the monthly benefit payable in the form of the Normal Annuity Option commencing at the Participant's Normal Retirement Date, or the date of determination, if later.

     Section 3.2 FORM AND TIME OF PAYMENT OF PENSION RESTORATION BENEFIT. Except as otherwise provided in Section 3.3, the Pension Restoration Benefit payable to or on behalf of a Participant, as determined under Section 3.1, shall be paid in the same form and at the same time as the benefit paid to or on behalf of the Participant under the Pension Plan, and shall be adjusted by the factors used under the Pension Plan to reflect the payment option chosen by the Participant and the Participant's annuity starting date.

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     Section 3.3 PAYMENT OF SMALL BENEFITS. Notwithstanding the provisions of
Section 3.2, if the actuarial equivalent present value of the Pension Restoration Benefit to which a Participant is entitled does not exceed $25,000, such present value shall be distributed to the Participant in a lump sum. If the actuarial equivalent present value of the Pension Restoration Benefit to which a Participant is entitled exceeds $25,000, the Retirement Plans Committee may, in its sole discretion, require that the present value be distributed to the Participant in a lump sum. For purposes of this Section 3.3, the actuarial equivalent present value of a Participant's Pension Restoration Benefit shall be determined as of February 1 of the calendar year following the calendar year in which he terminates employment with the Employer and all affiliates, using the interest and mortality assumptions which would be used under the Pension Plan for purposes of determining lump sum present values as of such determination date. Any lump sum benefit payable under this Section 3.3 shall be paid within 60 days following the applicable determination date.

     Section 3.4 NONDUPLICATION OF BENEFITS. Notwithstanding any other provision of this Plan, if a Participant is also covered by The Thomas & Betts Executive Retirement Plan, the amount of the Pension Restoration Benefit otherwise payable under this Plan shall be reduced by the value of any benefit which such Participant is entitled to receive under the Executive Retirement Plan.

                                   ARTICLE IV

                            SURVIVING SPOUSE BENEFIT

     Section 4.1 AMOUNT OF BENEFIT. If a Participant who has accrued a Pension Restoration Benefit dies prior to the distribution, or commencement of distribution, of such Pension Restoration Benefit, and if a pre-retirement survivor annuity is payable from the Pension Plan to his surviving spouse, a Surviving Spouse Benefit shall be payable from this Plan. The

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amount of such Surviving Spouse Benefit shall be equal to the monthly benefit which would be payable under the Pension Plan to the surviving spouse if:

          (a) the Applicable Code Limits were inapplicable; and

          (b) the Participant had not elected to defer any of his Compensation under the SEIP, less the monthly benefit actually payable to the surviving spouse under the Pension Plan.

     The amounts described in (a) and (b) above shall be expressed in the form of the pre-retirement survivor annuity payable under the Pension Plan.

     Section 4.2 FORM AND TIME OF PAYMENT OF SURVIVING SPOUSE BENEFIT. Except as otherwise provided in Section 4.3, the Surviving Spouse Benefit payable under
Section 4.1 shall be paid in the same form and at the same time as the pre-retirement survivor annuity paid to the surviving spouse under the Pension Plan, and shall be adjusted by the factors used under the Pension Plan to reflect the annuity starting date.

     Section 4.3 PAYMENT OF SMALL BENEFITS. Notwithstanding the provisions of
Section 4.2, if the actuarial equivalent present value of the Surviving Spouse Benefit to which a surviving spouse is entitled does not exceed $25,000, such present value shall be distributed to the surviving spouse in a lump sum. If the actuarial equivalent present value of the Surviving Spouse Benefit to which a surviving spouse is entitled exceeds $25,000, the Retirement Plans Committee may, in its sole discretion, require that the present value be distributed to the surviving spouse in a lump sum. For purposes of this Section 4.3, the actuarial equivalent present value of a surviving spouse's Surviving Spouse Benefit shall be determined as of February 1 of the calendar year following the calendar year in which the Participant dies, using the interest and mortality assumptions which would be used under the Pension Plan for purposes of determining lump sum present values as of

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such determination date. Any lump sum benefit payable under this Section 4.3 shall be paid within 60 days following the applicable determination date.

     Section 4.4 NONDUPLICATION OF BENEFITS. Notwithstanding any other provision of this Plan, if a Participant is also covered by The Thomas & Betts Executive Retirement Plan, the amount of the Surviving Spouse Benefit otherwise payable under this Plan upon such Participant's death shall be reduced by the value of any pre-retirement death benefit which such surviving spouse is entitled to receive under the Executive Retirement Plan.

                                    ARTICLE V

                            OTHER BENEFIT PROVISIONS

     Section 5.1 VESTING; TERMINATION OF EMPLOYMENT. No benefit shall be payable under this Plan to, or with respect to, any Participant who has not earned a vested right to his accrued benefit under the Pension Plan.

     No benefit shall be payable under this Plan to, or with respect to, a Participant prior to his termination of employment with the Employer and all affiliates.

     Section 5.2 PAYMENT TO GUARDIAN. If an amount is payable under this Plan to a minor, a person declared incompetent or a person incapable of handling the disposition of property, the Committee or its appointed representative may direct the payment of the amount to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Committee or its appointed representative may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of the amount. The distribution shall completely discharge the Committee and its appointed representative and the Employer from all liability with respect to the amount distributed.

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     Section 5.3 WITHHOLDING; PAYROLL TAXES. The Employer shall withhold from payments made under the Plan any taxes required to be withheld from a Participant's wages for federal, state or local government income or other payroll taxes.

     Section 5.4 DOMESTIC RELATIONS ORDERS. In the event a Participant's pension benefit under the Pension Plan is subject to a qualified domestic relations order, the Pension Restoration Benefit provided by this Plan shall be paid without regard to the order, unless the order specifically applies to benefits payable under this Plan.

     Section 5.5 NONALIENATION OF BENEFITS. Except as provided in Section 5.4 with respect to certain domestic relations orders, none of the benefits or rights of a Participant or any Beneficiary under this Plan shall be subject to the claim of any creditor. In particular, to the fullest extent permitted by law, all such benefits and rights shall be free from attachment, garnishment or any other legal or equitable process available to any creditor of the Participant or his Beneficiary. Neither the Participant nor his Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the payments which he may expect to receive, contingently or otherwise, under this Plan.

                                   ARTICLE VI

                                 SOURCE OF FUNDS

     Section 6.1 SOURCE OF FUNDS. This Plan shall be unfunded, and payment of benefits hereunder shall be made from the general assets of the Employer. Any asset which may be set aside, earmarked or identified as being intended for the provision of benefits under this Plan, shall remain an asset of the Employer and shall be subject to the claims of its general creditors. Each Participant and Beneficiary shall be a general creditor of the Employer to the extent of the value of his benefit accrued hereunder, and he shall have no right, title or interest in any specific

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asset that the Employer may set aside or designate as intended to be applied to the payment of benefits under this Plan. The Employer's obligation under the Plan shall be merely an unfunded and unsecured promise to pay money in the future.

                                   ARTICLE VII

                                 ADMINISTRATION

     Section 7.1 THE COMMITTEE. This Plan shall be administered by the Retirement Plans Committee appointed by the Board. The Committee and/or its appointed representative shall have sole discretion to construe and interpret the provisions of the Plan and to determine all questions concerning benefit entitlements, including the power to construe and determine disputed or doubtful terms. To the maximum extent permissible under law, the determinations of the Committee and/or its appointed representative on all such matters shall be final and binding upon all persons involved.

     Section 7.2 RECORDS AND REPORTS. The Committee or its appointed representative shall keep a record of its proceedings and actions and shall maintain all books of account, records and other data as shall be necessary for the proper administration of the Plan. Such records shall contain all relevant data pertaining to individual Participants and their rights under the Plan. The Committee or its appointed representative shall have the duty to carry into effect all rights or benefits provided hereunder to the extent assets of the Employer are properly available therefor.

     Section 7.3 PAYMENT OF EXPENSES. The Employer shall pay all expenses of administering the Plan. Such expenses shall include any expenses incident to the functioning of the Committee or its appointed representative.

     Section 7.4 INDEMNIFICATION FOR LIABILITY. The Employer shall indemnify the members of the Committee, and the employees of the Employer to whom the Committee delegates duties

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under the Plan, against any and all claims, losses, damages, expenses and liabilities arising from their carrying out of their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

     Section 7.5 CLAIMS PROCEDURE. The procedure for presenting claims under the Plan and appealing denials thereof shall be as follows:

          (a) FILING OF CLAIMS. Any Participant or Beneficiary (the "claimant") may file a written claim for a Plan benefit with the Committee or its appointed representative.

          (b) NOTICE OF DENIAL OF CLAIM. In the event of a denial of any benefit requested by any claimant, the claimant shall be given a written notification containing specific reasons for the denial. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial is based. In addition, it shall contain a description of any additional material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary. The notification shall also provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

          The written notification shall be given to the claimant within 90 days after receipt of his claim by the Committee or its appointed representative unless special circumstances require an extension of time for processing, in which case written notice of the extension shall be furnished to the claimant prior to the termination of the original 90-day period, and such notice shall indicate the special circumstances which make the extension appropriate. In no event shall the extension exceed a total of 180 days from the date of the original receipt of the claim.

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          (c) RIGHT OF REVIEW. In the event of a denial of a claim for benefits, the claimant shall be permitted to review the pertinent documents and to submit to the Committee or its appointed representative issues and comments in writing. In addition, the claimant may make a written request for a review of his claim and its denial by the Committee or its appointed representative. Such written request must be received by the Committee or its appointed representative within 60 days after receipt by the claimant of written notification of the denial of the claim.

          (d) DECISION ON REVIEW.

               (1) A decision shall be rendered by the Committee or its appointed representative within 60 days after the receipt of the request for review. However, where special circumstances make a longer period for decision necessary or appropriate, the decision of the Committee or its appointed representative may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days. In no event shall the decision of the Committee or its appointed representative be rendered more than 120 days after the receipt of the request for review.

               (2) Any decision by the Committee or its appointed representative shall be furnished to the claimant in writing in a manner calculated to be understood by the claimant and shall set forth the specific reason(s) for the decision and the specific Plan provision(s) on which the decision is based.

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                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION


     Section 8.1 AMENDMENT. The Board shall have the right to amend or modify the Plan at any time and for any reason. The Committee shall have such authority to amend the Plan as shall be delegated to it by the Board in the Retirement Plans Committee Charter or by resolution.

     Section 8.2 TERMINATION. The Board shall have the right to terminate the Plan, in whole or in part, at any time and for any reason.

     Section 8.3 LIMITATIONS. No amendment or termination of the Plan shall decrease the amount of any Participant's Pension Restoration Benefit accrued or in pay status as of the date of amendment or termination (determined as if the Participant had terminated employment as of such date, or, if earlier, as of his actual date of termination).

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     Section 9.1 NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed as conferring upon any person the right to be employed by the Employer or to continue in the employ of the Employer, and nothing contained herein shall be construed to limit the right of the Employer to terminate the employment of any Eligible Employee.

     Section 9.2 APPLICABLE LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Tennessee, to the extent not superseded by federal law.

     Section 9.3 HEADINGS. The headings of the Articles and Sections of the Plan are for reference only. In the event of a conflict between a heading and the contents of an Article or Section, the contents of the Article or Section shall control.

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     Section 9.4 ENTIRE AGREEMENT. This Plan contains the entire agreement by the Employer with respect to the subject matter hereof. No modification or claim of waiver of any of the provisions hereof shall be valid unless in writing and signed by the party against whom such modification or waiver is sought to be enforced.

     Section 9.5 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term "successors" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, share exchange, amalgamation, purchase or otherwise, acquire all or substantially all of the business and assets of the Employer and successors of any such corporation or other business entity.

     IN WITNESS WHEREOF, Thomas & Betts Corporation has caused these presents to be duly executed this 5th day of September, 2001.

Attest:                             THOMAS & BETTS CORPORATION


/s/ Jerry Kronenberg                By:  /s/ Connie C. Muscarella
------------------------                -----------------------------
Jerry Kronenberg                         Connie C. Muscarella
Secretary                                Vice President-Human Resources
                                           and Administration

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